Portfolio of Investments

September 30, 2024 (unaudited)

Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 100.1%

CHINA — 100.1%
3peak, Inc., Class A *	546	$7,797
Anker Innovations Technology Co., Ltd., Class A	4,290	51,112
BYD Co., Ltd., Class A	700	30,205
Centre Testing International Group Co., Ltd., Class A	17,600	37,224
Contemporary Amperex Technology Co., Ltd., Class A	3,000	105,432
Dongguan Yiheda Automation Co., Ltd., Class A	4,280	15,270
Guangdong Kinlong Hardware Products Co., Ltd., Class A	2,900	12,612
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,100	21,391
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,800	27,273
Hefei Meiya Optoelectronic Technology, Inc., Class A	5,370	12,143
Iflytek Co., Ltd., Class A	2,300	14,509
Jiangsu Azure Corp., Class A	15,463	19,524
Kweichow Moutai Co., Ltd., Class A	400	98,019
LONGi Green Energy Technology Co., Ltd., Class A	6,466	16,029
Longshine Technology Group Co., Ltd., Class A	9,100	15,286
Midea Group Co., Ltd., Class A	8,500	91,591
Oppein Home Group, Inc., Class A	1,900	16,745
Ping An Insurance Group Co. of China Ltd., Class A	4,600	37,021
Proya Cosmetics Co., Ltd., Class A	2,508	39,095
Quectel Wireless Solutions Co., Ltd., Class A	2,310	15,820
SF Holding Co., Ltd., Class A	5,200	32,922
SG Micro Corp., Class A	2,410	32,475
Shandong Sinocera Functional Material Co., Ltd., Class A	6,000	16,998
Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	800	24,568
Shenzhen Inovance Technology Co., Ltd., Class A	6,250	55,077
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,200	32,579
Sinocare, Inc., Class A	8,200	35,229
Sungrow Power Supply Co., Ltd., Class A	2,601	36,391
Yifeng Pharmacy Chain Co., Ltd., Class A	7,500	27,044
Yonyou Network Technology Co., Ltd., Class A *	10,080	16,383
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	15,620	52,492
Zijin Mining Group Co., Ltd., Class A	7,600	19,315
		1,065,571
TOTAL INVESTMENTS — 100.1%**
(cost $1,122,607)		$1,065,571
Other assets less liabilities — (0.1)%		(903)
NET ASSETS — 100.0%		$1,064,668

*	Non-income producing security.
**	The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the “Manager”) retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2024.

Portfolio of Investments

September 30, 2024 (unaudited)

Baillie Gifford China A Shares Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks***	$—	$1,065,571	$—	$1,065,571
Total	$—	$1,065,571	$—	$1,065,571

***	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2024.